UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-92948

Name of Registrant: VANGUARD CHESTER FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service:	R. GREGORY BARTON P.O. BOX 876 VALLEY FORGE, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31, 2004

Date of reporting period: September 1, 2003 - August 31, 2004

ITEM 1: Reports to Shareholders

Vanguard® PRIMECAP Fund

August 31, 2004

Annual Report

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
5	NOTICE TO SHAREHOLDERS
9	REPORT FROM THE ADVISOR
11	FUND PROFILE
12	GLOSSARY OF INVESTMENT TERMS
13	PERFORMANCE SUMMARY
15	YOUR FUND'S AFTER-TAX RETURNS
16	ABOUT YOUR FUND'S EXPENSES
18	FIANCIAL STATEMENTS
30	ADVANTAGES OF VANGUARD.COM

SUMMARY

* Vanguard PRIMECAP Fund generated strong returns for the 12 months ended August 31, 2004, outperforming its comparative standards.

* As in recent years, the fund earned strong returns from its biotech stocks.

* On November 1, fund manager PRIMECAP Management Company will celebrate 20 years of distinguished service to shareholders.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

* Put your interests first at all times.

* Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

* Strive to be the highest-value provider of investment services, which means outstanding investment performance and service at the lowest possible cost.

* Communicate candidly not only about the rewards of investing, but also about the risks and costs.

* Maintain highly effective controls to safeguard your assets and protect your confidential information.

* Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that: informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended August 31, 2004, Vanguard PRIMECAP Fund produced strong results in a climate of heightened financial and economic uncertainty.

The fund’s returns were superior to both that of its unmanaged index and the average return of competing multi-capitalization growth funds, as illustrated in the adjacent table. Much of the fund’s success reflected strong stock selection among fast-growing health care companies, an investment theme that has driven fund performance for much of the past three years.

2004 Total Returns	Fiscal Year Ended
August 31
Vanguard PRIMECAP Fund
Investor Shares	13.7%
Admiral(TM)Shares	13.9
S&P 500 Index	11.5
Average Multi-Cap Growth Fund*	3.4

*Derived from data provided by Lipper Inc.

Your fund’s distributions during the period and its starting and ending net asset values are presented in the table on page 5. If you own Vanguard PRIMECAP Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 15.

STOCKS HUNG ON TO FIRST-HALF GAINS

A strong rally in stock prices during the first half of the fiscal year produced solid 12-month gains, despite a volatile second-half retreat. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 11.5% for the fiscal year.

Through February, stocks benefited from strong corporate earnings growth and a string of positive economic surprises. But the environment then deteriorated, especially in the final months of the fiscal year, when job growth slowed, the reported growth in second-quarter gross domestic product was revised downward, and the economy started showing the strain of a relentless climb in crude oil prices.

Note: The fund's fiscal year-end has shifted from August 31 to September 30. You will soon receive a report covering September performance.

Larger- and smaller-cap stocks provided roughly equal returns for the year. Value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) had significantly better returns than growth stocks across market capitalizations. International stocks produced by far the largest gains for U.S. investors, boosted by the weakness of the U.S. dollar (which increases returns for international investments purchased with the green-back). Impressive gains were widespread across Eurozone countries, Japan, and emerging markets.

BONDS MIRRORED STOCKS’ RETURNS

Like stocks, the bond market seesawed in response to a changing economic picture. Bond prices rose steadily until April, then retreated, boosting yields (which move in the opposite direction from prices) on news of higher-than-expected inflation and job growth. But in August, prices jumped again (shrinking yields) amid signs that the economy had cooled. During the fiscal year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and ended the period at 4.12%.

Market Barometer	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	11.3%	1.2%	-1.5%
Russell 2000 Index (Small-caps)	11.4	6.7	6.4
Dow Jones Wilshire 5000 Index	11.5	2.2	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	22.7	6.2	0.0
Lehman Aggregate Bond Index	6.1%	6.2%	7.7%
(Broad taxable market)

Bonds
Lehman Municipal Bond Index	7.1	5.5	6.7
Citigroup 3-Month Treasury Bill Index	1.0	1.5	3.0

CPI
Consumer Price Index	2.7%	2.2%	2.5%

For the full 12 months, the Lehman Brothers Aggregate Bond Index returned 6.1%. Corporate bonds provided higher returns than government issues. The yield of the 3-month Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June and August hikes in its target for the federal funds rate. The bill yielded 1.58% at the end of the period, up 0.61 percentage point from its August 31, 2003, level.

FAMILIAR THEMES PRODUCED STRONG RETURNS

Just as in 2003, Vanguard PRIMECAP Fund’s investments in fast-growing technology, health care, and consumer-oriented companies were the engines driving its returns. PRIMECAP Management Company, the fund’s advisor, invests with a long time horizon, seeking to establish meaningful positions in companies with growth prospects not yet recognized by the market. This strategy means that it’s common to see some of the same themes driving returns over a full market cycle. In fact, PRIMECAP first began building its stakes in health care and technology companies during the stock market’s long downturn.

Total Returns		Ten Years Ended August 31, 2004
	Average Annual Return	Final Value of a $25,000 Initial Investment
PRIMECAP Fund
Investor Shares	14.3%	$94,959
S&P 500 Index	10.7	69,034
Average Multi-Cap
Growth Fund	8.2	55,198

During fiscal year 2004, the fund earned especially strong returns from its health care stocks, particularly those in biotech industries. Although the performance of technology stocks cooled as the economic environment grew more uncertain, the fund’s holdings performed better than tech stocks in general. Again, some of its better performers, such as electronic documents company Adobe Systems, have been in the portfolio for several years. Consumer-oriented stocks in the retailing, service, and leisure industries were also a success.

During the past 12 months, the fund’s notable weak spot was its airline stocks. The industry’s struggles have been a recurring feature in the business pages—high fixed costs, rising fuel prices, and intense price competition from a relatively new breed of low-cost carriers.

LONG-TERM FOCUS HAS YIELDED EXCEPTIONAL LONG-TERM RESULTS

The same disciplined focus on long-term growth that has explained Vanguard PRIMECAP Fund’s strong returns during the past two years has also helped the fund produce exceptional rewards for long-term shareholders. The table above shows the annualized returns of the fund and its benchmarks during the past ten years. We also display the growth of hypothetical $25,000 investments in the fund and its comparative standards.

The fund has handily beaten its benchmark, the S&P 500 Index, and has topped the average return of competing multi-cap growth funds by an even greater margin over the decade. The difference in wealth creation has been substantial. While the value of $25,000 initially invested in Vanguard PRIMECAP Fund would have increased to $94,959 (excluding the effect of taxes), the same investment compounded at the average return of competing funds would have ended at only $55,198.

It would be unreasonable to expect such high levels of outperformance to persist. Indeed, the very nature of the fund’s strategy—establishing long-term, concentrated positions in growth opportunities that haven’t yet appeared on the market’s radar—all but ensures occasional periods of weakness, as in the late 1980s and early 1990s. In a sense, temporary periods of underperformance can be considered the price of the long-term rewards generated by talented managers such as those at PRIMECAP Management Company.

On November 1, 2004, PRIMECAP Management Company will complete its 20th year of distinguished service to the fund’s shareholders. Such tenure is unusual in the mutual fund industry, but as the fund’s record suggests, a sustained relationship between fund manager and shareholder is key to reaping the benefits of a strategic, disciplined, long-term approach. In overseeing this relationship, your fund’s board of trustees regularly evaluates the investment advisory agreement. In the course of its most recent review, the board approved an adjustment to the advisory fee schedule that will result in an increase in PRIMECAP’s advisory fee. The expense ratio of the Investor Shares is expected to rise from 0.46% to 0.50%, and that of the Admiral Shares is expected to rise from 0.31% to 0.35%, both still well below industry averages.

The trustees based their decision on an assessment of PRIMECAP’s investment staff, portfolio management process, and performance results. For more information on the new fee schedule, as well as additional detail on the factors considered by the trustees, see the Notice to Shareholders that starts on page 5.

PRIMECAP’S LESSONS FOR YOU

After a strong recovery from the 2000–2002 slump, the stock market has cooled in recent months. The bond market has been unusually volatile, too, contributing to a general climate of uncertainty. Although their sole focus is the stock market, PRIMECAP’s managers model a response to short-term uncertainty that can help you in your own investment program: Establish a long-term strategic asset allocation in keeping with your unique circumstances and goals. Make sure your plan includes allocations to stock, bond, and money market funds. Once the strategy is in place, tune out the noise and stay focused on your ultimate goals.

Thank you for entrusting Vanguard with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 14, 2004

Your Fund's Performance at a Glance			August 31, 2003-August 31, 2004 Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
PRIMECAP Fund
Investor Shares	$ 48.50	$ 54.93	$ 0.21	$ 0.00
Admiral Shares	50.34	57.02	0.29	0.00

NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard® PRIMECAP Fund has decided to adopt a new advisory fee schedule for the fund, effective October 15, 2004. The new schedule will raise the fund’s expense ratio to 0.50% from 0.46% for Investor Shares and to 0.35% from 0.31% for Admiral Shares. These increases represent an additional $4 in fees on a $10,000 investment. This change will not affect the fund’s investment objective, policies or strategies.

The fund’s trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance and a wide range of information relating to PRIMECAP Management Company, which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with PRIMECAP Management Company to reflect the new fee schedule; however, other terms of the existing agreement have not

changed.     Under the new agreement, the fund pays PRIMECAP Management Company a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average month-end net assets for the quarter, as follows:

Annual Percentage Rate Schedule
Average Month-End Net Assets	Annual Percentage Rate	Average Month-End Net Assets	Annual Percentage Rate
On the first $50 million	0.500%	On the next $10 billion	0.200%
On the next $200 million	0.450%	On the next $20 billion	0.175%
On the next $250 million	0.375%	Over $40 billion	0.150%
On the next $9.5 billion	0.250%

For the fiscal year ended August 31, 2004, the advisory fee paid by Vanguard PRIMECAP Fund was $39.7 million, or 0.18% of the fund’s net assets. Under the amended agreement, the fund’s total annual advisory fees are expected to increase marginally to 0.22% of assets. If the new fee schedule had been in place throughout the fiscal year ended August 31, 2004, the advisory fee paid by the fund would have been $50.4 million, or 0.22% of the fund’s net assets. The average advisory fee paid by funds in Vanguard PRIMECAP Fund’s Lipper peer group was 0.50% of assets as of August 31, 2004.

PRIMECAP Management Company serves as investment advisor to two other mutual funds that have an investment objective similar to that of Vanguard PRIMECAP Fund. One of these funds is Vanguard® Variable Insurance Fund–Capital Growth Portfolio, which has $123 million in assets. The annual rate of advisory fees payable to PRIMECAP Management Company by Vanguard Variable Insurance Fund–Capital Growth Portfolio amounts to 0.15% of the portfolio’s assets. The other mutual fund for which PRIMECAP Management Company serves as advisor is Vanguard® Capital Opportunity Fund, which has $7.1 billion in assets. The annual rate of advisory fees payable to PRIMECAP Management Company by Vanguard Capital Opportunity Fund amounts to 0.22% of the fund’s assets.*

BOARD APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORYAGREEMENT
WITH PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company is responsible for managing the investment and reinvestment of Vanguard PRIMECAP Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

Vanguard PRIMECAP Fund’s trustees retained PRIMECAP Management Company under the terms of an Amended and Restated Investment Advisory Agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with PRIMECAP and considered the following factors, among others:

* The benefits to shareholders of continuing to retain PRIMECAP as the advisor to the fund, particularly in light of the nature, extent, and quality of services provided by PRIMECAP. The board considered the quality of investment management to the fund over both the short- and long-term and the

*Data on other mutual funds managed by PRIMECAP Management Company are as of August 31, 2004.

organizational depth and stability of the firm. The trustees found that the fund has grown considerably since inception and that the portfolio management team has expanded to handle the increase in fund assets. The new fee arrangement will help PRIMECAP Management Company continue to attract and retain top investment talent, and thereby enhance the organizational depth and stability of the firm.

* The investment performance of the fund in comparison with the fund’s peer group and benchmarks. The trustees found that the fund has a superior performance record under PRIMECAP Management Company’s management relative to both the S&P 500 Index and the fund’s peer group.

* The fair market value of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee remains considerably below that of most of its peers.

* The extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints. By adjusting the fee through increases in asset breakpoints, rather than increases in fee rates, the fund’s trustees recognize PRIMECAP Management Company’s personnel needs in managing a large fund and the economies of scale that investors realize by holding shares of a large fund.

* All of the circumstances and information provided by PRIMECAP and Vanguard regarding the performance of PRIMECAP in the best interest of the fund and its shareholders.

The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or PRIMECAP Management Company as defined in federal securities laws.

BACKGROUND INFORMATION ON PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company, a California corporation with offices at 225 South Lake Avenue, Suite 400, Pasadena, CA 91101, is an investment firm founded in 1983. As of August 31, 2004, PRIMECAP Management Company managed over $38.8 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The firm’s officers and directors, as well as the managers primarily responsible for overseeing Vanguard PRIMECAP Fund, are:

* Howard B. Schow, chairman of PRIMECAP. He has worked in investment management since 1956; has managed assets since 1962; has been with PRIMECAP since 1983; and has managed assets in the fund since 1984. Education: B.A., Williams College; M.B.A., Harvard Business School.

* Theo A. Kolokotrones, president of PRIMECAP. He has worked in investment management since 1970; has managed assets since 1979; has been with PRIMECAP since 1983; and has managed assets in the fund since 1985. Education: B.A., University of Chicago; M.B.A., Harvard Business School.

* Joel P. Fried, executive vice president of PRIMECAP. He has worked in investment management since 1985; has managed assets for PRIMECAP since 1987; and has managed assets in the fund since 1988. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.

* Alfred W. Mordecai, senior vice president of PRIMECAP. He has worked in investment management since 1997; has managed assets for PRIMECAP since 1999; and has managed assets in the fund since 1999. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.

* Mitchell J. Milias, vice chairman of PRIMECAP. He has worked in investment management since 1964; has managed assets since 1967; has been with PRIMECAP since 1983; and has managed assets in the fund since 2002. Education: B.S., Stanford University; M.B.A., Harvard Business School.

VANGUARD'S POLICIES FOR MANAGING CHANGES TO INVESTMENT ADVISORY ARRANGEMENTS

Vanguard has adopted more practical and cost-effective policies for managing the Vanguard funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 11 years, many mutual fund companies have followed Vanguard’s lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our Updated Policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

* Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

* Redemption fees. Vanguard PRIMECAP Fund charges a redemption fee on shares redeemed within five years of purchase. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after notice of an advisory change was given. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Please consult Vanguard PRIMECAP Fund’s Statement of Additional Information for a complete explanation of how advisory fees are calculated.

REPORT FROM THE ADVISOR

During fiscal 2004, the Investor Shares of Vanguard PRIMECAP Fund returned 13.7%, and the Admiral Shares returned 13.9%. Our result surpassed the 11.5% return of our primary benchmark, the Standard & Poor’s 500 Index, and the average 3.4% return of multi-capitalization growth funds.

INVESTMENT ENVIRONMENT

The U.S. stock market enjoyed a strong rally through the first half of the fiscal year, but then stalled as rising interest rates and hints of price inflation left a cloud of uncertainty over the market. Despite some mixed signals, the nation’s economic growth has remained strong, and in our view the outlook remains positive. Notable risks to the economy include the impact of rising rates on the housing market, which has been a key driver of consumer spending and sentiment over the past few years. The Madrid train bombing in March, continued hostilities in Iraq, and stubbornly high energy prices also remind us that the potential impact of geopolitical factors cannot be ignored or controlled by investors.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor’s assessment of such factors as their industry positions, growth potential, and expected profitability.

If U.S. stocks are to thrive, the next stage of growth in corporate America will have to be driven by a continued pickup in industrial activity and corporate investment. We’re optimistic that this process is under way. Corporations have taken advantage of an extended period of low interest rates to shore up their balance sheets, which puts them in a good position to make capital investments that were deferred over the past few years. Such outlays will have to occur if corporations are to remain competitive and accommodate growth.

OUR SUCCESSES

Some general themes that drove the portfolio’s performance during 2003 also contributed to our success during the first half of 2004. Investments in biotechnology stocks—notably Biogen Idec and Sepracor, which moved significantly closer to bringing a new insomnia drug to market—continued to benefit the portfolio. PRIMECAP’s holdings in consumer-and professional-service firms—including Web auctioneer eBay and Robert Half International, a temporary-staffing firm that stands to ben-efit from accelerating economic growth and continued recovery in the labor market—also earned good returns.

Although the portfolio’s tech stocks posted mixed returns over the past year, they were important contributors to our strong relative result. The benchmark’s tech stocks declined in value; PRIMECAP Fund’s tech holdings generated a return of more than 3%, based partly on impressive results from electronic-document company Adobe Systems, one of our largest holdings, and cell-phone technologists Motorola and QUALCOMM.

OUR SHORTFALLS

The portfolio’s auto & transportation stocks (primarily its airline stocks) were poor performers during the period. We sustained losses in Delta Air Lines, Alaska Air Group, and AMR (the parent company of American Airlines). While travel demand has been strong, low-fare carriers are putting pressure on pricing throughout the industry. The industry is also grappling with high fuel costs.

OUR OUTLOOK

Although the stock market has cooled in recent months, the fundamental backdrop remains sound. We continue to believe that stocks are a more attractive investment than bonds or cash equivalents, and that the potential for earnings and stock-price growth still lies more in the industrial sectors than with the consumer. Many of our technology and producer durables stocks have performed well during the past two years, and we believe they stand to benefit yet more from the recovery we expect in capital spending. We also remain enthusiastic about health care stocks, particularly in biotech.

Howard B. Schow
PORTFOLIO MANAGER

Theo A. Kolokotrones
PORTFOLIO MANAGER

Joel P. Fried
PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

SEPTEMBER 15, 2004

As of 8/31/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 12.

PRIMECAP FUND
Portfolio Characteristics	Fund	Comparative Index*
Number of Stocks	120	500
Median Market Cap	$ 20.2B	$ 49.1B
Price/Earnings Ratio	28.9x	19.0x
Price/Book Ratio	2.7x	2.8x
Yield	1.8%
Investor Shares	0.7%
Admiral Shares	0.8%
Return on Equity	15.8%	20.8%
Earnings Growth Rate	4.2%	9.3%
Foreign Holdings	8.2%	0.0%
Turnover Rate	9%	--
Expense Ratio	--
Investor Shares	0.46%
Admiral Shares	0.31%
Short-Term Reserves	10%	--

Volatility Measures	Fund	Comparative Index*
R-Squared	0.91	1.00
Beta	1.20	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*
Auto & Transportation	9%	3%
Consumer Discretionary	13	14
Consumer Staples	0	8
Financial Services	5	22
Health Care	20	13
Integrated Oils	5	5
Other Energy	2	2
Materials & Processing	7	3
Producer Durables	6	4
Technology	21	14
Utilities	1	7
Other	1	5
Short-Term Reserves	10%	--

*S&P 500 Index.

Ten Largest Holdings (% of total net assets)

FedEx Corp.	5.0%
(transportation services)
Biogen Idec Inc.	4.6
(pharmaceuticals)
Guidant Corp.	3.7
(health care)
Adobe Systems, Inc.	3.5
(computer software)
ConocoPhillips Co.	3.0
(energy and utilities)
Novartis AG ADR	2.9
(pharmaceuticals)
Microsoft Corp.	2.4
(computer software)
DirecTV Group, Inc.	2.2
(telecommunication services)
Micron Technology, Inc.	2.1
(electronics)
Eli Lilly & Co.	2.0
(pharmaceuticals)

Top Ten	31.4%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com® for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 8/31/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

PRIMECAP FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $25,000 Investment
PRIMECAP Fund Investor Shares*	12.59%	2.69%	14.28%	$94,959
S&P 500 Index	11.46	-2.07	10.69	69,034
Average Multi-Cap Growth Fund**	3.44	-3.72	8.24	55,198

	One Year	Since Inception†	Final Value of a $250,000 Investment
PRIMECAP Fund Admiral Shares*	12.75%	5.17%	$287,943
S&P 500 Index	11.46	1.26	258,897

FISCAL-YEAR TOTAL RETURNS (%) August 31, 1994 - August 31, 2004

 *Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
 †November 12, 2001.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004 This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
PRIMECAP Fund
Investor Shares	11/1/1984	29.30%	4.18%	15.30%	0.70%	16.00%
Fee-Adjusted Returns*		28.01	4.18	15.30	0.70	16.00
Admiral Shares	11/12/2001	29.50	7.90**	--	--	--
Fee-Adjusted Returns*		28.21	7.50**	--	--	--

* Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
** Return since inception.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended August 31, 2004
	One Year*	Five Years	Ten Years
PRIMECAP Fund Investor Shares
Returns Before Taxes	12.59%	2.69%	14.28%
Returns After Taxes on Distributions	12.52	1.88	13.23
Returns After Taxes on Distributions and Sale of Fund Shares	8.26	2.00	12.32

*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2004
PRIMECAP Fund	Beginning Account Value 2/29/2004	Ending Account Value 8/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$ 1,000.00	$ 975.67	$2.14
Admiral Shares	1,000.00	976.20	1.49
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.83	$2.19
Admiral Shares	1,000.00	1,023.49	1.53

*These calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee that applies to shares purchased on or after April 23, 2001, and held for less than five years.

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund
PRIMECAP Fund	0.46%	0.31%	1.71%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 8/31/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

PRIMECAP Fund	Shares	Market Value^ (000)
COMMON STOCKS (89.1%)
Auto & Transportation (8.8%)
FedEx Corp.	14,572,500	$1,194,799
Union Pacific Corp.	6,506,500	371,586
Southwest Airlines Co.	15,109,737	223,926
United Parcel Service, Inc.	1,200,000	87,660
*(1) AMR Corp.	9,300,000	83,142
*(1) Alaska Air Group, Inc.	2,540,000	59,792
*(1) Delta Air Lines, Inc.	8,150,000	32,926
ArvinMeritor, Inc.	1,620,600	30,953

		2,084,784

Consumer Discretionary (13.0%)
*DirecTV Group, Inc.	33,398,900	530,041
*eBay Inc.	4,050,000	350,487
Costco Wholesale Corp.	7,500,000	308,775
TJX Cos., Inc.	11,994,800	253,810
Target Corp.	5,019,000	223,747
(1)Robert Half International, Inc.	8,915,100	218,420
*Time Warner, Inc.	9,456,100	154,607
Lowe's Cos., Inc.	3,032,000	150,690
Eastman Kodak Co.	5,000,000	147,900
(1)The Neiman Marcus Group, Inc.
Class A	2,246,800	$ 119,530
Carnival Corp.	2,230,000	102,112
The Walt Disney Co.	4,400,000	98,780
Sabre Holdings Corp.	4,006,300	92,145
*Accenture Ltd.	2,311,200	60,322
(1)The Neiman Marcus Group, Inc.
Class B	1,028,811	50,669
Best Buy Co., Inc.	1,050,000	48,846
Mattel, Inc.	3,033,600	48,811
Tiffany & Co.	742,000	22,965
*IAC/InterActiveCorp	900,000	20,529
Abercrombie & Fitch Co.	700,000	19,600
Royal Caribbean Cruises, Ltd.	412,000	17,016
Liberty Media Corp.	1,905,000	16,974
*Weight Watchers
International, Inc.	239,000	9,331
Yum! Brands, Inc.	142,000	5,639
*Liberty Media International Inc.
Class A	95,250	3,219

		3,074,965

	Shares	Market Value^ (000)
Financial Services (4.8%)
JPMorgan Chase & Co.	9,205,076	$ 364,337
The Chubb Corp.	3,900,000	265,239
The Bank of New York Co., Inc.	8,600,000	256,280
Transatlantic Holdings, Inc.	1,054,687	57,269
American
International Group, Inc.	800,000	56,992
Wells Fargo & Co.	575,000	33,781
Capital One Financial Corp.	430,000	29,137
Freddie Mac	345,000	23,156
Fifth Third Bancorp	355,000	17,683
State Street Corp.	350,000	15,799
Equifax, Inc.	500,000	12,200
First Data Corp.	237,537	10,036
Fannie Mae	100,000	7,445

		1,149,354

Health Care (19.3%)
*(1) Biogen Idec Inc.	18,587,062	1,102,770
Guidant Corp.	14,550,000	870,090
Novartis AG ADR	14,907,195	692,439
Eli Lilly & Co.	7,440,000	472,068
Pfizer Inc.	13,718,793	448,193
*Genzyme Corp.-
General Division	6,100,000	329,400
Medtronic, Inc.	5,432,800	270,282
*(1) Sepracor Inc.	4,400,000	218,284
*(1) Millipore Corp.	2,820,000	141,846
*Amgen, Inc.	364,000	21,582
*Applera Corp.-
Celera Genomics Group	1,073,600	11,563

		4,578,517

Integrated Oils (5.1%)
ConocoPhillips Co.	9,675,000	720,110
Amerada Hess Corp.	3,200,000	257,600
Unocal Corp.	6,100,700	227,800
Murphy Oil Corp.	60,000	4,531

		1,210,041

Other Energy (2.1%)
(1)Noble Energy, Inc.	3,400,000	175,032
(1)Pogo Producing Co.	3,260,000	143,375
Schlumberger Ltd.	1,360,000	84,048
Anadarko Petroleum Corp.	875,000	51,816
EOG Resources, Inc.	600,000	34,662
*Noble Corp.	275,000	11,060

		499,993

Materials & Processing (7.3%)
Dow Chemical Co.	8,700,000	372,447
(1)Potash Corp. of
Saskatchewan, Inc.	6,401,400	355,406
Weyerhaeuser Co.	3,785,000	236,600
Monsanto Co.	3,843,078	140,657
Temple-Inland Inc.	1,725,000	117,783
*Inco Ltd.	3,280,000	111,979
Engelhard Corp.	3,908,400	110,490
(1)Granite Construction Co.	3,150,000	71,820
Praxair, Inc.	1,750,000	71,015
Fluor Corp.	1,200,000	51,300
(1)MacDermid, Inc.	1,701,000	50,248
Sigma-Aldrich Corp.	803,000	46,004
MeadWestvaco Corp.	39,000	1,176

		1,736,925

Producer Durables (6.2%)
Caterpillar, Inc.	5,770,000	419,479
*Agilent Technologies, Inc.	10,500,000	215,250
(1)Tektronix, Inc.	6,629,600	189,408
(1)Plantronics, Inc.	4,701,500	182,653
*LM Ericsson Telephone Co.
ADR Class B	4,582,857	123,920
Deere & Co.	1,698,500	107,464
Kennametal, Inc.	1,500,000	61,335
Pall Corp.	2,000,000	48,720
W.W. Grainger, Inc.	900,000	48,069
Donaldson Co., Inc.	1,600,000	45,440
*Mykrolis Corp.	1,908,613	16,853
*ASML Holding (New York)	1,000,000	12,940
*Applied Materials, Inc.	330,000	5,244

		1,476,775

Technology (20.9%)
Communications Technology (4.4%)
QUALCOMM Inc.	9,590,000	364,900
Motorola, Inc.	19,597,550	316,500
*Nortel Networks Corp.	32,309,400	121,483
*Corning, Inc.	11,146,800	112,806
*Tellabs, Inc.	7,400,000	67,118
Symbol Technologies, Inc.	4,800,000	61,920
Computer Services Software & System (7.1%)
(1)Adobe Systems, Inc.	17,915,900	821,802
Microsoft Corp.	20,850,000	569,205
*(1) Citrix Systems, Inc.	9,725,000	154,725
*Intuit, Inc.	2,670,000	112,914
*Symantec Corp.	325,000	15,587
Computer Technology (1.0%)
Hewlett-Packard Co.	12,311,250	220,248
*Dell Inc.	280,000	9,755
Electronics (1.4%)
Sony Corp. ADR	9,500,000	329,365
Electronics—Semiconductors/Components (5.5%)
*(1) Micron Technology, Inc.	43,500,600	500,692
Texas Instruments, Inc.	23,534,000	459,854
Intel Corp.	14,365,000	305,831

PRIMECAP Fund	Shares	Market Value^ (000)
*Rambus Inc.	2,500,000	$ 32,050
*LSI Logic Corp.	1,400,000	6,762
Electronics Technology (0.8%)
Raytheon Co.	4,468,600	155,194
*(1)Coherent, Inc.	1,700,000	43,231
Scientific Equipment & Supplies (0.7%)
Applera Corp.-
Applied Biosystems Group	8,945,300	170,319

		4,952,261

Utilities (0.9%)
Sprint Corp.	9,440,800	185,795
*Cox Communications, Inc.
Class A	1,000,000	32,860

		218,655

Other (0.7%)
*Berkshire Hathaway Inc. Class B	54,000	156,276

TOTAL COMMON STOCKS
(Cost $15,589,708)		21,138,546

PREFERRED STOCK (0.7%)

The News Corp. Ltd. ADR Pfd.
(Cost $176,385)	5,893,295	175,326

TEMPORARY CASH INVESTMENTS (11.3%)

Vanguard Market
Liquidity Fund,
1.52%**	2,395,630,510	2,395,631
Vanguard Market
Liquidity Fund,
1.52%**—Note G	284,518,900	284,519

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,680,150)		2,680,150

TOTAL INVESTMENTS (101.1%)
(Cost $18,446,243)		23,994,022

OTHER ASSETS
AND LIABILITIES—NET (-1.1%)		(274,268)

NET ASSETS (100%)		$ 23,719,754

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,715,771,000. See Note I in Notes to Financial Statements.
ADR—American Depositary Receipt.

Market Value^ (000)
STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in Securities, at Value	$ 23,994,022
Receivables for Capital Shares Issued	20,167
Other Assets—Note C	68,546

Total Assets	24,082,735

Liabilities
Security Lending Collateral Payable
to Brokers—Note G	284,519
Other Liabilities	78,462

Total Liabilities	362,981

NET ASSETS (100%)	$ 23,719,754

Amount
(000)

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 18,263,609
Undistributed Net
Investment Income	62,805
Accumulated Net Realized Losses	(154,439)
Unrealized Appreciation	5,547,779

NET ASSETS	$ 23,719,754

Investor Shares—Net Assets
Applicable to 366,206,193 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 20,114,939

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$ 54.93

Admiral Shares—Net Assets
Applicable to 63,216,684 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 3,604,815

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$ 57.02

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

PRIMECAP Fund Year Ended August 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends*	$ 184,699
Interest	23,026
Security Lending	1,719

Total Income	209,444

Expenses
Investment Advisory Fees—Note B	39,700
The Vanguard Group—Note C
Management and Administrative
Investor Shares	50,314
Admiral Shares	3,896
Marketing and Distribution
Investor Shares	2,479
Admiral Shares	391
Custodian Fees	292
Auditing Fees	17
Shareholders' Reports
Investor Shares	359
Admiral Shares	2
Trustees' Fees and Expenses	22

Total Expenses	97,472
Expenses Paid Indirectly—Note D	(609)

Net Expenses	96,863

NET INVESTMENT INCOME	112,581

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*	291,773

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	2,253,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,657,724

*Dividend income and realized net gain (loss) from affiliated companies of the fund were $13,660,000 and ($14,224,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	PRIMECAP Fund
	Year Ended August 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 112,581	$ 87,873
Realized Net Gain (Loss)	291,773	88,715
Change in Unrealized Appreciation (Depreciation)	2,253,370	3,333,046

Net Increase (Decrease) in Net Assets Resulting from Operations	2,657,724	3,509,634

Distributions
Net Investment Income
Investor Shares	(74,103)	(70,314)
Admiral Shares	(14,552)	(8,862)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(88,655)	(79,176)

Capital Share Transactions—Note H
Investor Shares	1,006,029	593,031
Admiral Shares	1,191,804	343,830

Net Increase (Decrease) from Capital Share Transactions	2,197,833	936,861

Total Increase (Decrease)	4,766,902	4,367,319

Net Assets
Beginning of Period	18,952,852	14,585,533

End of Period	$ 23,719,754	$ 18,952,852

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP Fund Investor Shares

For a Share Outstanding	Year Ended August 31,			Jan. 1 to Aug. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$48.50	$39.51	$51.90	$60.38	$62.07	$47.66

Investment Operations
Net Investment Income	.25	.23	.188	.21	.52	.26
Net Realized and Unrealized Gain (Loss)
on Investments	6.39	8.97	(12.183)	(8.28)	2.33	19.07

Total from Investment Operations	6.64	9.20	(11.995)	(8.07)	2.85	19.33

Distributions
Dividends from Net Investment Income	(.21)	(.21)	(.260)	(.02)	(.49)	(.27)
Distributions from Realized Capital Gains	—	—	(.135)	(.39)	(4.05)	(4.65)

Total Distributions	(.21)	(.21)	(.395)	(.41)	(4.54)	(4.92)

Net Asset Value, End of Period	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07

Total Return**	13.72%	23.41%	-23.28%	-13.39%	4.47%	41.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,115	$16,886	$13,216	$18,894	$21,762	$17,912
Ratio of Total Expenses to
Average Net Assets	0.46%	0.51%	0.49%	0.50%†	0.48%	0.51%
Ratio of Net Investment Income
to Average Net Assets	0.48%	0.56%	0.42%	0.58%†	0.80%	0.50%
Portfolio Turnover Rate	9%	12%	11%	7%	11%	19%

*The fund’s fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
† Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

PRIMECAP Fund Admiral Shares

	Year Ended August 31,		Nov. 12, 2001* to
For a Share Outstanding Throughout Each Period	2004	2003	Aug. 31, 2002

Net Asset Value, Beginning of Period	$50.34	$41.00	$50.00

Investment Operations
Net Investment Income	.35	.295	.191
Net Realized and Unrealized Gain (Loss) on Investments	6.62	9.310	(8.776)

Total from Investment Operations	6.97	9.605	(8.585)

Distributions
Dividends from Net Investment Income	(.29)	(.265)	(.275)
Distributions from Realized Capital Gains	—	—	(.140)

Total Distributions	(.29)	(.265)	(.415)

Net Asset Value, End of Period	$57.02	$50.34	$41.00

Total Return**	13.88%	23.58%	-17.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,605	$2,067	$1,369
Ratio of Total Expenses to Average Net Assets	0.31%	0.37%	0.38%†
Ratio of Net Investment Income to Average Net Assets	0.63%	0.69%	0.52%†
Portfolio Turnover Rate	9%	12%	11%

*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

In September 2004, the fund’s board of trustees approved changing the fund’s fiscal year-end from August 31 to September 30, effective September 30, 2004.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.     PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 2004, the investment advisory fee represented an effective annual rate of 0.18% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2004, the fund had contributed capital of $3,464,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $607,000 and custodian fees by $2,000.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2004, the fund had $87,242,000 of ordinary income available for distribution. The fund had available realized losses of $153,597,000 to offset future net capital gains through August 31, 2011.

At August 31, 2004, net unrealized appreciation of investment securities for tax purposes was $5,547,779,000, consisting of unrealized gains of $7,068,963,000 on securities that had risen in value since their purchase and $1,521,184,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended August 31, 2004, the fund purchased $3,145,904,000 of investment securities and sold $1,837,083,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at August 31, 2004, was $260,047,000, for which the fund held cash collateral of $284,519,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

H.     Capital share transactions for each class of shares were:

	Year Ended August 31,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$ 3,737,544	69,694	$ 2,541,060	61,980
Issued in Lieu of Cash Distributions	72,409	1,403	68,639	1,743
Redeemed*	(2,803,924)	(53,060)	(2,016,668)	(50,043)

Net Increase (Decrease)—Investor Shares	1,006,029	18,037	593,031	13,680

Admiral Shares
Issued	1,850,760	33,845	527,850	12,078
Issued in Lieu of Cash Distributions	13,269	248	7,971	195
Redeemed*	(672,225)	(11,927)	(191,991)	(4,622)

Net Increase (Decrease)—Admiral Shares	1,191,804	22,166	343,830	7,651

*Net of redemption fees of $2,129,000 and $1,282,000, respectively (fund totals).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Aug. 31, 2003 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Aug. 31, 2004 Market Value

Adobe Systems, Inc.	$ 718,316	—	$ 24,084	$ 905	$ 821,802
Alaska Air Group, Inc.	70,079	—	—	—	59,792
AMR Corp.	104,500	—	2,894	—	83,142
Biogen Idec Inc. *	651,792	$ 4,740	24,754	—	1,102,770
Citrix Systems, Inc.	200,238	—	—	—	154,725
Coherent, Inc.	44,540	—	—	—	43,231
Delta Air Lines, Inc.	121,811	—	17,808	—	32,926
FedEx Corp.	1,006,903	—	32,281	3,561	n/a **
Granite Construction Co.	61,299	—	—	1,260	71,820
MacDermid, Inc.	48,631	—	—	238	50,248
Micron Technology, Inc.	455,923	157,979	—	—	500,692
Millipore Corp.	128,028	—	—	—	141,846
The Neiman Marcus Group, Inc.
Class A	95,714	—	—	876	119,530
The Neiman Marcus Group, Inc.
Class B	40,175	—	—	401	50,669
Noble Energy, Inc.	130,647	3,971	—	680	175,032
Plantronics, Inc.	118,807	—	—	235	182,653
Pogo Producing Co.	149,830	—	—	652	143,375
Potash Corp. of
Saskatchewan, Inc.	226,930	—	—	2,721	355,406
Robert Half	217,176	—	16,656	1,070	218,420
International, Inc.
Sepracor Inc.	118,448	—	—	—	218,284
Tektronix, Inc.	156,724	—	—	1,061	189,408

	$4,866,511			$13,660	$4,715,771

*Biogen, Inc., and IDEC Pharmaceuticals Corp. merged into Biogen Idec Inc. in November 2003.
**At August 31, 2004, the security is still held but the issuer is no longer an affiliated company of the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

September 27, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the fiscal year ended August 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $88,655,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

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CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R)funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov.

In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov. You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

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Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q590 102004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

ITEM 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2004: $12,000
Fiscal Year Ended August 31, 2003: $12,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended August 31, 2004: $1,685,500
Fiscal Year Ended August 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended August 31, 2004: $257,800
Fiscal Year Ended August 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended August 31, 2004: $76,400
Fiscal Year Ended August 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended August 31, 2004: $0
Fiscal Year Ended August 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2004: $76,400
Fiscal Year Ended August 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5: Not applicable.

ITEM 6: Not applicable.

ITEM 7: Not applicable.

ITEM 8: Not applicable.

ITEM 9: Not applicable.

ITEM 10: CONTROLS and PROCEDURES.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11: EXHIBITS

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 12, 2004

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	October 12, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.